Exhibit 10.4

Execution Copy

TERM LOAN EXCHANGE AGREEMENT

This Term Loan Exchange Agreement (this “Agreement”), dated as of August 11, 2024, is entered into by and among GREENBROOK TMS INC., an Ontario corporation (the “Company”), MADRYN FUND ADMINISTRATION, LLC, a Delaware limited liability company, as administrative agent (the “Administrative Agent”), and each of the entities listed on the signature page hereof under the heading “LENDERS” (each, a “Lender” and, collectively, the “Lenders”) (which, for the avoidance of doubt, constitute all of the Lenders).

WHEREAS, the Company, the Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of July 14, 2022 (as further amended, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Company is indebted on the date hereof to the Lenders for loans extended to the Company.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, the Company has agreed to pay to the Lenders an aggregate amount equal to the sum of (a) a repayment of the total outstanding principal balance of the Loans in an amount of $114,126,053.70 (the “Exchanged Principal Amount”) and (b) $5,110,151.90 representing all accrued but unpaid interest on the Exchanged Principal Amount through December 31, 2023 (such sum, the “Total Exchanged Term Loan Amount”).

WHEREAS, the Company has borrowed sums under the Credit Agreement from and after July 8, 2024 and may borrow additional sums under the Credit Agreement after the date of this Agreement (the collectively, the “Bridge Loan Amount”).

WHEREAS, the Company has entered into that certain Arrangement Agreement dated as of August 11, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Arrangement Agreement”), between the Company and Neuronetics, Inc. (the “Buyer”), pursuant to which the Buyer has agreed to acquire all of the issued and outstanding common shares in the capital of the Company (such transaction, the “Acquisition”).

WHEREAS, each Lender desires to exchange all of the Total Exchanged Term Loan Amount owed to such Lender for common shares, without par value, of the Company, and the Company agrees to effectuate such exchange, all on the terms and conditions provided for in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.The Exchange.

(a)Subordinated Note Conversion. Prior to the Exchange, the Lenders shall deliver conversion notices for the obligations owing to the lenders pursuant to that certain Note Purchase Agreement, dated as of August 15, 2023 by and among the Company and certain purchasers thereunder.

(b)Issuance of Shares; Satisfaction of Indebtedness.  No later than three (3) Business Days prior to the consummation of the Acquisition, the Company shall notify the Administrative Agent and the Lenders in writing of the date of the consummation of the Acquisition and a statement of the amount of all common shares of the Company, including shares issuable in respect of warrants or options to purchase shares.  Upon receipt of such notice, the Administrative Agent and the Lenders shall deliver to the Company a written notice substantially in the form of Exhibit A (the “Calculation Notice”) setting forth the calculation of the Total Exchanged Term Loan Amount and the Bridge Loan Amount (which calculations shall be conclusive absent manifest error) as of such date of the consummation of the Acquisition as notified by the Company.  Pursuant to the Arrangement Agreement and subject to the terms and conditions hereof and thereof, immediately prior to the consummation of the Acquisition, the Company shall issue to each Lender the number of common shares, without par value, of the Company set forth in the Calculation Notice (collectively, the “Shares”) opposite the name of such Lender in exchange (the “Exchange”) for the satisfaction in full of the amount of the Total Exchanged Term Loan Amount and the Bridge Loan Amount as set forth in the Calculation Notice opposite the name of such Lender.  The Company, the Administrative Agent and the Lenders hereby agree that the number of Shares to be issued to each Lender in connection with the Exchange of the Total Exchanged Term Loan Amount shall be determined by dividing (i) such Lender’s pro rata share of the Total Exchanged Term Loan Amount set forth in the Calculation Notice by (ii) the Exchange Share Price.  The Company, the Administrative Agent and the Lenders hereby agree that the number of Shares to be issued to each Lender in connection with the Exchange of the Bridge Loan Amount shall be determined by dividing (i) such Lender’s pro rata share of the Bridge Loan Amount set forth in the Calculation Notice by (ii) the Exchange Share Price. The “Exchange Share Price” shall mean a price per Share equal to the quotient of (x) the Total Exchanged Term Loan Amount divided by (y) a number of Shares sufficient to receive ninety-five percent (95.3%) of the shares issued by the Buyer in connection with the Arrangement Agreement.  For the avoidance of doubt, the calculation of the Exchange Share Price shall include the shares of the Company owned by the Lenders immediately prior to the Share issuance hereunder.

(c)Termination of Investment Documents and Release of Collateral.

(i)Upon the consummation of the Exchange, each of the Administrative Agent and the Lenders agrees that all obligations of the Company under the Investment Documents (other than obligations under the Investment Documents (including contingent reimbursement obligations and indemnity obligations) which, by their express terms, survive termination of the Credit Agreement or such other Investment Document, as the case may be), including, without limitation, principal, accrued interest, prepayment premiums, costs, expenses and fees, shall be satisfied in full, all Investment Documents shall be terminated, all commitments of the Lenders (including, without limitation, all Commitments) shall be terminated, all guarantees provided under the Loan Documents (including, without limitation, the Guaranty) shall be terminated, and any Lien granted to the Lenders and/or the Administrative Agent in the personal property or real property of the Company or any other Loan Party securing amounts evidenced by the Loan Documents shall automatically terminate. Notwithstanding the terms of the Credit Agreement, the Company and the Lenders agree that the Loan Documents will be amended to provide no interest has accrued and there is no legal obligation to pay interest on the Loans since January 1, 2024. Administrative Agent and Lenders acknowledge and agree that upon consummation of the Exchange all of the Company’s obligations under the Investment Documents in respect of principal, interest and fees are terminated and satisfied in full.

(ii)At the expense of the Company, upon the occurrence of the Effective Time, the Administrative Agent will: (A) promptly execute, as applicable, and deliver to the Company (or any designee of the Company) any such lien releases, mortgage releases, discharges of security interests, pledges and guarantees and other similar discharge or release documents, as are reasonably requested to release, as of record, the security interests and all notices of security interests and liens previously filed by the Administrative Agent under the Loan Documents, including (x) those certain UCC termination statements and PPSA discharges in the forms attached hereto as Exhibit B and (y) such lien releases, discharges and related filings as may be necessary with respect to the intellectual property filings, account control agreements and landlord and bailee agreements listed on Exhibit C and (B) promptly deliver to the Company (or any designee of the Company) all instruments evidencing pledged debt and all equity certificates and any other similar collateral previously delivered in physical form by the Company to the

Administrative Agent under the Loan Documents.  The Administrative Agent hereby authorizes the Company (or any designee of the Company) and Moore & Van Allen PLLC and Borden Ladner Gervais LLP, each as counsel to the Administrative Agent, to, upon the occurrence of the Effective Time, prepare, file or deliver those certain UCC termination statements and PPSA discharges in the forms attached hereto as Exhibit B and such other releases, terminations, discharges, notices and related filings as may be necessary or desirable to effectuate the provisions of the immediately preceding sentence and which are in form and substance reasonably acceptable to the Administrative Agent.

(iii)Notwithstanding anything herein to the contrary, if at any time all or any part of the Exchange is or must be rescinded for any reason whatsoever, the Obligations, to such extent that the Exchange is or must be rescinded, shall be deemed to have continued in existence, and the Credit Agreement and the other Investment Documents shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though the Exchange to such extent had not been consummated.  The provisions of this Section 1(b)(iii) shall remain in full force and effect regardless of any termination of the obligations owing under the Investment Documents.

2.Exchange Precedent.  The Exchange shall be effective upon the satisfaction of all of the following conditions precedent (such time, the “Effective Time”), provided that the Exchange will be deemed to not have occurred if the Acquisition is not consummated for any reason:

(a)The Company shall have delivered to the Administrative Agent:

(i)an executed acknowledgement to the Calculation Notice, duly executed by the Company;

(ii)approval of the Acquisition by the requisite number of Greenbrook Shareholders (as defined in the Arrangement Agreement) in accordance with the Arrangement Agreement;

(iii)approval by the shareholders of the Buyer of the issuance of Neuronetics Shares (as defined in the Arrangement Agreement) to Greenbrook Shareholders in connection with the Acquisition in accordance with the Arrangement Agreement;

(iv)book-entry statements evidencing the Shares owned by each Lender (as set forth in the Calculation Notice), free and clear of all liens and encumbrances;

(v)the Final Order (as defined in the Arrangement Agreement) from the court; and

(vi)such other documents, certificates or other information as the Administrative Agent or its counsel may reasonably request to evidence or effect the Exchange.

(b)The Buyer and the Company shall have assigned, pursuant to documentation reasonably satisfactory to Buyer, the Company and the Lenders, the right to receive funds in respect of the Employee Retention Credit tax refund of the Company (the “ERC Funds”) and agree to pay the ERC Funds over to Lenders upon receipt.

(c)No material modification to the terms of the Arrangement Agreement shall have occurred, unless agreed to in writing by the Administrative Agent, in its sole discretion.

(d)The Administrative Agent and the Lenders shall have received all fees, charges and expenses of the Administrative Agent and the Lenders (including, without limitation, (i) all fees and expenses of Moore & Van Allen PLLC, U.S. legal counsel for the Administrative Agent and the Lenders and (ii) all fees and expenses of Borden Ladner Gervais LLP, Canadian legal counsel for the Administrative Agent and the Lenders).

(e)All conditions to effectiveness of the Arrangement Agreement, other than the conversion of the Total Exchanged Term Loan Amount and Bridge Loan Amount into Shares under this Agreement, and conditions that by their terms are to be satisfied on the Effective Date (the “Contemporaneous Conditions”), have occurred or been satisfied, provided that the Contemporaneous Conditions are reasonably capable of being satisfied on the Effective Date as confirmed to Madryn by the parties to the Arrangement Agreement.

3.Representations and Warranties of the Company.  The Company hereby represents and warrants to the Lenders and the Administrative Agent that the following representations and warranties are, as of the date of this Agreement, and will be, as of the Effective Time, true and complete:

(a)Organization and Standing.  The Company is a corporation duly organized, validly existing under, and by virtue of, the laws of Ontario, and is in good standing under such laws.  The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

(b)Corporate Power.  The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby, to sell and issue the Shares and to carry out and perform its obligations under the terms of this Agreement, the Exchange and the Acquisition.

(c)Authorization.  All corporate action on the part of the Company and its officers, directors and shareholders necessary for the (i) authorization, execution, delivery and performance of this Agreement, (ii) authorization, sale, issuance and delivery of the Shares and (iii) performance of all of the Company’s obligations hereunder and under the Arrangement Agreement, in each case, have been taken or will be taken prior to the consummation of the Exchange.  This Agreement has been duly executed by the Company and constitutes (or will constitute) the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(d)No Conflicts; Consents.  The execution, delivery and performance by the Company of this Agreement and the documents to be delivered hereunder and under the Arrangement Agreement, and the consummation of the transactions contemplated hereby and under the Arrangement Agreement, do not and will not: (i) violate or conflict with the certificate of incorporation or by-laws of the Company; (ii) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company; or (iii) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any agreement or other instrument to which the Company is a party.  No consent, approval, waiver or authorization is required to be obtained by the Company from any person in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby or by the Arrangement Agreement, except as described herein and therein.

(e)The Shares.

(i)The Shares are duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances.

(ii)The Shares conform, in all material respects to the descriptions thereof contained in the reports, schedules, forms, statements and other documents required to be filed by the Company under the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder and applicable Canadian securities laws (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Public Filings”) and the Organization Documents of the Company. Except as disclosed in the Public Filings, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to any registration statement or otherwise registered by the Company or any of its Subsidiaries under the Securities Act or applicable Canadian securities laws, all of which registration or similar rights are fairly summarized in the Public Filings.

(iii)The Shares are not required to be registered pursuant to the provisions of Section 5 of the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the “Securities Act”) pursuant to an exemption therefrom under Section 4(a)(2) of the Securities Act.  Each Lender agrees and acknowledges that any such Shares shall bear a securities law legend, to the extent required by applicable securities laws, in substantially the following form:

THESE SHARES HAVE NOT BEEN REGISTERED PURSUANT TO THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED PURSUANT TO ANY APPLICABLE U.S. STATE OR CANADIAN PROVINCIAL OR TERRITORIAL SECURITIES LAWS. THESE SHARES MAY BE RESOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND QUALIFIED PURSUANT TO APPLICABLE U.S. STATE OR CANADIAN PROVINCIAL OR TERRITORIAL SECURITIES LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION, QUALIFICATION NOR EXEMPTION IS REQUIRED BY LAW.

4.Representations and Warranties of Each Lender.  As of the date of this Agreement, each Lender, severally and not jointly, represents and warrants to the Company as follows:

(a)The Lender has all requisite power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.  All action on the part of the Lender necessary for the authorization, execution and delivery of this Agreement, and the performance of all of the Lender’s obligations under this Agreement, has been taken or will be taken prior to the consummation of the Exchange.

(b)This Agreement, when executed and delivered by the Lender, will constitute a valid and legally binding obligation of the Lender, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

(c)No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Lender in connection with the execution and delivery of this Agreement by the Lender or the performance of the Lender’s obligations hereunder.

5.Miscellaneous.

(a)Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)Governing Law.  This Agreement is to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York.

(c)Jurisdiction.  The Company agrees that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in State of New York or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment.  This Section 5(c) is for the benefit of the Lenders and the Administrative Agent only and, as a result, none of the Lenders or the Administrative Agent shall be prevented from taking proceedings in any other courts with jurisdiction.  To the extent allowed by applicable laws, the Lenders or the Administrative Agent may take concurrent proceedings in any number of jurisdictions.

(d)Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.  Signatures received by .pdf shall be deemed to be original signatures.

(e)Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f)Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (i) if delivered personally, when received, (ii) if transmitted by email, on the date of transmission with receipt of a transmittal confirmation or (iii) if by courier service, on the second (2nd) business day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service.

(g)Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(h)Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

(i)Investment Document.  It is acknowledged and agreed that this Agreement constitutes an “Investment Document”.

[Remainder of Page Intentionally Omitted; Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned, being the duly authorized representative of the Company, has executed this Agreement as of the date set forth above.

COMPANY:

GREENBROOK TMS INC., an Ontario corporation

By:	/s/ Bill Leonard
Name:	Bill Leonard
Title:	President & CEO

[Signature Page –Term Loan Exchange Agreement]

IN WITNESS WHEREOF, the undersigned, being the duly authorized representatives of the Administrative Agent and the Lenders, have executed this Agreement as of the date set forth above.

ADMINISTRATIVE AGENT:

MADRYN FUND ADMINISTRATION, LLC,
a Delaware limited liability company

By:	MADRYN ASSET MANAGEMENT, LP, its Managing Partner

	By:	MADRYN ASSET MANAGEMENT GP, LLC, its General Partner

		By:	/s/ Avinash Amin
		Name:	Avinash Amin
		Title:	Sole Member

LENDERS:

MADRYN HEALTH PARTNERS II, LP

By:	MADRYN HEALTH ADVISORS II, LP, its General Partner

	By:	MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

		By:	MADRYN CAPITAL, LLC, its General Partner

		By:	/s/ Avinash Amin
		Name:	Avinash Amin
		Title:	Chief Executive Officer

MADRYN HEALTH PARTNERS II (CAYMAN MASTER), LP

By:	MADRYN HEALTH ADVISORS II, LP, its General Partner

	By:	MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

		By:	MADRYN CAPITAL, LLC, its General Partner

		By:	/s/ Avinash Amin
		Name:	Avinash Amin
		Title:	Chief Executive Officer

MADRYN SELECT OPPORTUNITIES, LP

By:	MADRYN SELECT ADVISORS, LP, its General Partner

	By:	MADRYN SELECT ADVISORS GP, LLC, its General Partner

		By:	/s/ Avinash Amin
		Name:	Avinash Amin
		Title:	Member

[Signature Page –Term Loan Exchange Agreement]